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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): MARCH 1, 2004



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



          1-12733                                       41-1746238
 (Commission File Number)                  (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.           Other Events

         On March 1, 2004, the Registrant issued a press release announcing that it acquired the remaining shares in Seojin Industrial Company. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

                           99.1 Press release dated March 1, 2004, Tower Automotive Acquires Remaining Shares of Seojin Industrial Company



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         TOWER AUTOMOTIVE, INC.



Date:  March 1, 2004                     By:/s/ James A. Mallak
                                           ------------------------------------
                                         Name:  James A. Mallak
                                         Title:  Chief Financial Officer and
                                                 Treasurer